PROSPECTUS SUPPLEMENT

NORTHERN FUNDS -- EQUITY FUNDS
Supplement dated February 26, 2003 to Prospectus dated July 31, 2002

PENDING REORGANIZATION OF NORTHERN GLOBAL COMMUNICATIONS FUND INTO NORTHERN TECHNOLOGY FUND

PENDING REORGANIZATION OF NORTHERN INTERNATIONAL SELECT EQUITY FUND INTO NORTHERN INTERNATIONAL GROWTH EQUITY FUND

The Board of Trustees has determined that: (1) Northern Global Communications Fund should be reorganized into Northern Technology Fund; and (2) Northern International Select Equity Fund should be reorganized into Northern International Growth Equity Fund. It is expected that these reorganizations will occur during the first half of 2003.

These reorganizations will be accomplished by the transfer of all assets and liabilities of the Global Communications Fund to the Technology Fund and of the International Select Equity Fund to the International Growth Equity Fund. Shareholders of the Global Communications Fund on the closing date of its reorganization will become shareholders of the Technology Fund. Similarly, shareholders of the International Select Equity Fund on the closing date will become shareholders of the International Growth Equity Fund.

The Board of Trustees believes that the pending reorganizations are in the best interests of the Funds, and that the interests of the Funds' shareholders will not be diluted as a result of the reorganizations. Shareholders of the Global Communications Fund and the International Select Equity Fund will receive additional information before the reorganizations.

In connection with the pending reorganizations, the Global Communications Fund and the International Select Equity Fund have discontinued accepting orders for the purchase of Fund shares.

The pending reorganizations may be terminated and abandoned at any time before closing by action of the Board of Trustees.

                                                                    EQTYSPT 2/03

[NORTHERN FUNDS (R) LOGO]

50 South La Salle Street
P.O. Box
Chicago, Illinois 60675-5986
800/595-9111
northernfunds.com